                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):  FEBRUARY 27, 2003
                                                  ------------------


                          HIENERGY TECHNOLOGIES, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE           0 - 32093             91-2022980
         ----------          ---------             ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



      1601 ALTON PARKWAY, UNIT B
          IRVINE, CALIFORNIA                              92606
     ----------------------------------------           ---------
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
                                                     ------------------



       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
                               MANAGEMENT CHANGES

HiEnergy Technologies, Inc. has appointed David R. Baker to its Board of Directors.

Mr. Baker has been an attorney for over 45 years and is currently Of Counsel to the firm Haskell Slaughter Young & Rediker, LLC, of Birmingham, Alabama and New York City, and is a Retired Partner of Jones, Day, Reavis & Pogue from its New York City office. Mr. Baker is a graduate of Harvard Law School. He is a member of the Alabama and New York State Bar Associations, serves on the Liaison Committee of the American Bar Association to the Financial Accounting Standards Board and is the International Bar Association's principal representative in New York to the United Nations. In addition, he serves as Chairman of the New York Legislative Service.

At the request of Dr. Bogdan C. Maglich, Chairman of the Board, Gregory Gilbert and Barry Alter resigned their positions on the HiEnergy Board of Directors, effective March 3, 2003, and March 7, 2003, respectively. Tom Pascoe also resigned his positions as President, Chief Executive Officer and Director on March 7, 2003.

Dr. Maglich has been elected Chief Executive Officer on an interim basis.

       OTHER INFORMATION CONCERNING THE MARKET FOR HIENERGY'S COMMON STOCK

As HiEnergy first reported in its February 25, 2003, amendment to its Form SB-2 registration statement, it has become aware of rumors regarding certain stockholders and their relationship to a person who has previously been involved in stock manipulation schemes. HiEnergy's general policy is not to respond to rumors, but it believes that these rumors may have contributed to a decline in the market price of its common stock and may continue to contribute to a further decline. HiEnergy's Board of Directors directed its President to hire a team of independent investigators to investigate whether the company or any of its officers and directors engaged in any wrongdoing. The core team of independent investigators consisted of two former federal prosecutors, a former Assistant United States Attorney in the civil division who has been in private practice since 1981 with experience in securities litigation and regulatory and investigative proceedings, and a former supervisory agent from the Federal Bureau of Investigation. The independent investigators reviewed disclosures HiEnergy Technologies has made, reviewed disclosures made by SLW Enterprises prior to the April 2002 reverse merger, reviewed other publicly available information, and conducted a number of interviews, including interviews with the person who had previously been involved in stock manipulation schemes and two of HiEnergy's former directors who know him.

The independent investigators have completed their investigation. Except as discussed in the next two paragraphs, the independent investigators have concluded the following:

     1. The independent investigators have not identified any evidence that HiEnergy's current executive management team engaged in any wrongdoing.
     2. The independent investigators have not identified any evidence of wrongdoing following the April 2002 reverse merger of SLW Enterprises and HiEnergy Microdevices that resulted in the public company parent, HiEnergy Technologies.
     3. The independent investigators believe there is insufficient evidence to fully conclude that there was no wrongdoing by SLW Enterprises prior to the reverse merger.

     4. HiEnergy's post-merger officers and directors responded promptly and cooperated fully with the investigation.

Concerning item 3, above, the independent investigators obtained evidence that some of HiEnergy's stockholders who purchased significant amounts of SLW Enterprises shares prior to the reverse merger know or have had business dealings with the person who had previously been involved in stock manipulation and that one of these stockholders was a company reportedly owned by his mother, which disposed of its shares in April 2002 at a profit believed to be between $500,000 and $600,000. A person who later served as HiEnergy's interim President and was a director was aware of these purchases of SLW Enterprises shares. The independent investigators believe the evidence is inconclusive whether the person who had previously been involved in stock manipulation had control over these SLW Enterprises shares or whether, if so, HiEnergy's former President and director had any knowledge of such control.

Subsequent to the conclusion of the independent investigation, HiEnergy Technologies obtained information concerning former director Gregory Gilbert's past that should have been included in his biographical information in the Form 10-KSB for the year ended April 30, 2002. HiEnergy filed an amendment to its Form 10-KSB on March 11, 2003, to include this information.

The Enforcement Division of the Securities and Exchange Commission has opened an investigation requesting HiEnergy's cooperation on a voluntary basis. HiEnergy has supplied the Enforcement Division attorneys with the reports developed by our independent investigators. HiEnergy intends to cooperate with the Enforcement Division's investigation and has agreed to voluntarily provide the Enforcement Division with other documents they have requested. At this time the Enforcement Division attorneys have not indicated whether they intend to recommend action against the company or any of its officers or directors.

FORWARD-LOOKING STATEMENTS

The matters discussed in this report may contain 'forward-looking statements' (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as 'believes', 'could', 'plans', 'expects', 'may', 'will',
'intends', 'should', or 'anticipates' or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act or 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by HiEnergy Technologies, Inc. You should not place undue reliance on forward-looking statements. Forward-looking statements involve risks and uncertainties. The actual results that HiEnergy Technologies, Inc. achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and HiEnergy Technologies, Inc. assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by HiEnergy Technologies, Inc. in its other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect its business.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HIENERGY TECHNOLOGIES, INC.



  March 13, 2003                 By:  /s/ B. C. Maglich
--------------------                --------------------------------------------
     (Date)                         Name:  Bogdan C. Maglich
                                          --------------------------------------
                                   Its:    Chief Executive Officer and President
                                          --------------------------------------